UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: May 10, 2017

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting on May 10, 2017. The proposals voted upon at the 2017 Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2017.

1. Each of the twelve nominees for director was elected to serve a one-year term expiring at the 2018 Annual Meeting of Stockholders. Votes regarding the persons elected as directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

Anthony R. Chase	438,071,623	2,707,439	658,977	39,309,048
David E. Constable	438,310,763	2,777,201	350,075	39,309,048
H. Paulett Eberhart	432,601,421	8,540,278	296,340	39,309,048
Claire S. Farley	439,961,908	1,148,755	327,376	39,309,048
Peter J. Fluor	437,368,511	3,407,056	662,472	39,309,048
Richard L. George	438,212,085	2,554,983	670,971	39,309,048
Joseph W. Gorder	427,621,363	13,505,313	311,363	39,309,048
John R. Gordon	433,969,322	7,163,767	304,950	39,309,048
Sean Gourley	438,986,194	1,788,033	663,812	39,309,048
Mark C. McKinley	439,670,938	1,061,985	705,116	39,309,048
Eric D. Mullins	436,536,910	4,192,357	708,772	39,309,048
R. A. Walker	427,896,631	11,227,858	2,313,550	39,309,048

2. The appointment of KPMG LLP as the Company’s independent auditor for 2017 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
473,841,286	6,130,103	775,698	−

3. The stockholders approved, on an advisory basis, the compensation for the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
401,531,567	39,232,273	674,199	39,309,048

4. The stockholders approved, on an advisory basis, an annual advisory vote on compensation for the Company’s named executive officers. The voting results were as follows:

3 Years	2 Years	1Year	Abstain	Broker Non-Votes
44,195,971	345,744	395,984,024	912,300	39,309,048

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)

May 15, 2017	By:	/s/ Amanda M. McMillian
Amanda M. McMillian
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer